UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 8, 2004
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                              Savoy Resources Corp
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             (Exact name of registrant as specified in its charter)


          Colorado                   0-32103                 84-1522003
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(State or other jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


       18826 Pagentry Place, Monument, Colorado                 80132
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       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  800-507-2869
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01  Other Events.

Savoy Formally Retains Archer Cathro & Associates:

     Savoy, for the first time, has formally retained Archer Cathro & Associates
(1981) Limited as our Consulting Geologists. Archer Cathro, a highly respected geological firm, is working with Savoy's Chief Geologist and Mining Engineer, David Tenney, to oversee Savoy's exploration and development program in China, including our joint venture with the First Institute of Geology and Exploration of Heilongjiang Province.

Another Addition to the Geological Team:

     Douglas Eaton of Archer Cathro is the first member of Savoy's new Advisory Board. The purpose of the Advisory Board is to assist Savoy in the exploration and development of its mineral prospects. Mr. Eaton received a Bachelor of Science (Geology) from the University of British Columbia in 1980. He began his career in geology with Archer Cathro & Associates Limited in 1971 as a prospector. In l981, he became a partner in the firm when it was restructured to become Archer, Cathro & Associates (1981) Limited. Since the late 1980's, he has been a director and/or officer of a number of junior mining companies while continuing to work with Archer Cathro.

     During his career, Mr. Eaton has explored for a wide variety of commodities and deposit-type minerals, primarily in the Yukon Territory of northwestern Canada. He has conducted, managed and supervised countless logistically challenging exploration programs. He has participated in numerous discoveries and development projects, including the Carmacks Copper, Casino, Golden Revenue, Nansen, Blende, Marg and Division Mountain deposits. He has also successfully operated small-scale mines in the Keno Hill Silver Camp. Mr. Eaton continues to manage Archer Cathro's Canadian operations and is overseeing its recent expansion into Mexico and China.

Work Program Plans in China:

     David Tenney, our Chief Geologist and Mining Engineer, together with management and Archer Cathro, is completing our staffing and hiring requirements for our projects in Heilongjiang Province for the start of our work programs. We expect to announce the long awaited details shortly.

Chicago Gold Show:

     The Company's senior management presented at the Chicago Natural Resource and Technology Conference and Exhibition, October 22 and 23. Mr. Slavik states, "I welcomed the opportunity to connect directly with many of our shareholders and the investment community on an individual basis. I believe our message of commitment and dedication to 'catching-up' was well received."

Beijing Gold Show:

     The Company's senior management will be attending the China Mining 2004 Conference in Beijing beginning November 15. Further details of the Conference can be found at http://www.miningnews.net/eventdetail.asp?eventid=1163.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

       (c)   Exhibits.

Exhibit Number                         Description of Exhibit
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      99             News release issued by the Registrant on November 8, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SAVOY CAPITAL RESOURCES CORP.
                                                        (Registrant)


Date: November 8, 2004                         By:      /s/ Robert Slavik
                                                  ------------------------------
                                                  Robert Slavik, President and
                                                  Chief Executive Officer